                                                                    Exhibit 10.3

                                                            DATED:  MAY 17, 2005

            NEITHER THIS DEBENTURE NOR THE SECURITIES  INTO WHICH THIS DEBENTURE
            IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE
            COMMISSION  OR THE  SECURITIES  COMMISSION  OF ANY STATE IN RELIANCE
            UPON AN EXEMPTION  FROM  REGISTRATION  UNDER THE  SECURITIES  ACT OF
            1933, AS AMENDED (THE "SECURITIES ACT"), AND,  ACCORDINGLY,  MAY NOT
            BE OFFERED OR SOLD  EXCEPT  PURSUANT  TO AN  EFFECTIVE  REGISTRATION
            STATEMENT  UNDER THE  SECURITIES  ACT OR  PURSUANT  TO AN  AVAILABLE
            EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION
            REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE
            STATE SECURITIES LAWS.

No. CCP-3                                                             $3,781,130

                              ENCLAVES GROUP, INC.

               AMENDED AND RESTATED SECURED CONVERTIBLE DEBENTURE

                             DUE SEPTEMBER 15, 2006

            This Secured  Convertible  Debenture (the  "DEBENTURE") is issued on
May 16, 2005 by ENCLAVES GROUP, INC., a Delaware corporation (the "OBLIGOR"), to
MONTGOMERY  EQUITY  PARTNERS,  LTD.  (the  "HOLDER"),  pursuant to that  certain
Securities  Purchase  Agreement  (the  "SECURITIES  PURCHASE  AGREEMENT")  dated
December  28, 2004 by and among the Obligor and the Buyers  listed on Schedule I attached  thereto,  including  the Holder.  The Obligor  issued to the Holder on
December  28,  2004 a secured  debenture  in the amount of Seven  Hundred  Fifty
Thousand  Dollars  ($750,000) (the "DECEMBER 2004 DEBENTURE") and on January 13,
2005, a secured debenture in the amount of One Million Dollars ($1,000,000) (the
"JANUARY 2005 DEBENTURE")  (collectively referred to as the "Prior Debentures").
This Debenture is being re-issued to the Holder to reflect the  cancellation and consolidation  of the Prior  Debentures  into this  Debenture,  plus accrued and unpaid  interest on the Prior  Debentures  ($14,281  as and for  interest on the
December  2004  Debenture  and $16,849 as and for  interest on the January  2005
Debenture),  along with an additional  principal  amount of Two Million  Dollars
($2,000,000),  which  shall  be  funded  on  the  date  hereof  pursuant  to the
Securities Purchase Agreement,  for a total principal sum of Three Million Seven
Hundred Eighty One Thousand One Hundred Thirty Dollars ($3,781,130).

            FOR VALUE RECEIVED, the Obligor hereby promises to pay to the Holder or its  successors  and assigns the principal sum of Three Million Seven Hundred
Eighty One Thousand  One Hundred  Thirty  Dollars  ($3,781,130),  together  with accrued but unpaid interest on the following terms:

            PAYMENTS. Interest on the outstanding principal balance hereof shall begin to accrue from the date hereof and shall be due and  payable  monthly,  in arrears, as set forth below (each, an "INTEREST PAYMENT DATE").  Principal shall be due and payable in 12 equal  installments  of $315,094.17  each, plus accrued interest and a redemption  premium equal to 12%  ("REDEMPTION  PREMIUM") of each such  installment or the highest rate permitted by applicable law, if lower. The installments  of principal  shall be due and payable  commencing  September  15,
2005, and subsequent  installments shall be due and payable on the fifteenth day
of  each  calendar  month  thereafter   ("PRINCIPAL  PAYMENT  DATE")  until  the
outstanding  principal  balance  is  paid  in  full;  however,  all  amounts  of outstanding  principal  shall be paid in full no later than  September  15, 2006
(the "MATURITY  DATE").  All payments in respect of the  indebtedness  evidenced hereby  shall be made in  collected  funds,  and shall be applied to  principal, accrued interest and charges and expenses owing under or in connection with this
Debenture  in such order as the Holder  elects,  except that  payments  shall be applied to accrued  interest before  principal.  Notwithstanding  the foregoing, this Debenture shall become due and immediately  payable,  including all accrued but unpaid interest,  upon the closing of a Funding Event (as defined in SECTION
4 hereof) or pursuant to an Event of Default (as defined in SECTION 2 hereof).

            INTEREST. Interest shall accrue on the outstanding principal balance hereof at an annual rate equal to 12%. Interest shall be calculated on the basis of a 360-day year and the actual number of days elapsed, to the extent permitted by applicable law. Interest hereunder will be paid to the Holder or its assignee
(as  defined in SECTION 4) in whose name this  Debenture  is  registered  on the records of the Obligor  regarding  registration and transfers of Debentures (the
"DEBENTURE REGISTER").

            RIGHT OF REDEMPTION. The Obligor at its option shall have the right, with three (3) business days advance written notice,  to redeem a portion or all amounts  outstanding  under this  Debenture  prior to the  Maturity  Date or any
Principal  Payment  date.  The  Redemption  Premium  shall apply to all payments whether on, before, or after any Principal Payment Date.

            SECURITY  AGREEMENT.   This  Debenture  is  secured  by  a  Security
Agreement (the "SECURITY AGREEMENT") dated December 28, 2004 between the Obligor and the Holder. In addition, this Debenture is secured by the mortgages given to the Holder for the North Fort Myers,  Florida and Mesquite,  Texas properties as more fully  described in the Securities  Purchase  Agreement  dated December 28,
2004 and the  mortgage  given to the Holder of even date  herewith  for the Fort
Worth, Texas property.

            CONSENT OF HOLDER TO SELL CAPITAL STOCK OR GRANT SECURITY INTERESTS.
Prior to the  Obligor's  Common Stock being listed on the  Principal  Market (as defined in the Standby Equity  Distribution  Agreement dated December 28, 2004), the Obligor shall not issue shares of Common Stock or Preferred  Stock except as provided  by the  merger and share  exchange  with  Alliance  Towers,  Inc.  and described in the Obligor's 8-K filing dated may 2, 2005, or otherwise  permitted herein or under the Securities  Purchase  Agreement.  Once the Obligor's  Common
Stock is listed on the  Principal  Market,  so long as any of the  principal  or interest on this  Debenture  remains unpaid and  unconverted,  the Obligor shall not,  without  the prior  consent of the  Holder,  issue or sell (i) any capital stock without  consideration or for a consideration per share less than its fair market value determined  immediately  prior to its issuance,  (ii) issue or sell any preferred stock, warrant,  option, right, contract,  call, or other security or  instrument  granting  the holder  thereof the right to acquire  Common Stock without  consideration  or for a  consideration  per share less than such Common

Stock's fair market value or the preferred  stock's  conversion price determined immediately  prior to its  issuance,  (iii) enter into any  security  instrument granting  the holder a security  interest  in any of the assets of the  Obligor, except for any security  instrument  granting the holder a security  interest in any and all assets of the Obligor in connection  with permanent or  construction financing obtained for the development of any real property, or for any security instruments of a non-material  nature or entered into in the ordinary  course of business,  provided  that in each case the Obligor gives the Holder prior notice of such security interest, or (iv) file any registration statement on Form S-8.

            This Debenture is subject to the following additional provisions:

            SECTION 1. This  Debenture is  exchangeable  for an equal  aggregate principal  amount  of  Debentures  of  different  authorized  denominations,  as requested by the Holder  surrendering  the same. No service  charge will be made for such registration of transfer or exchange.

            SECTION 2.  EVENTS OF DEFAULT.

            (a) An "EVENT OF DEFAULT",  wherever  used herein,  means any one of the following  events  (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment,  decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

                        (i) Any  default  in the  payment of the  principal  of,
interest on or other charges in respect of this Debenture,  free of any claim of subordination,  as and when the same shall become due and payable (whether on an installment,  a Principal  Payment Date, an Interest  Payment Date, a Conversion
Date or the Maturity Date or by acceleration or otherwise);

                        (ii) The  Obligor  shall fail to observe or perform  any
other  covenant,  agreement or warranty  contained  in, or otherwise  commit any breach or default of any provision of this  Debenture  (except as may be covered by SECTION 2(A)(I) hereof) or any Transaction Document (as defined in SECTION 4)
which is not cured with in the time prescribed;

                        (iii) The Obligor or any subsidiary of the Obligor shall
commence,  or there shall be commenced  against the Obligor or any subsidiary of the  Obligor  under  any  applicable  bankruptcy  or  insolvency  laws as now or hereafter in effect or any successor  thereto,  or the Obligor or any subsidiary of  the  Obligor  commences  any  other  proceeding  under  any  reorganization, arrangement,  adjustment of debt, relief of debtors, dissolution,  insolvency or liquidation  or similar  law of any  jurisdiction  whether now or  hereafter  in effect  relating  to the  Obligor or any  subsidiary  of the Obligor or there is commenced  against  the  Obligor  or any  subsidiary  of the  Obligor  any  such bankruptcy,  insolvency  or other  proceeding  which remains  undismissed  for a period  of 61  days;  or  the  Obligor  or any  subsidiary  of  the  Obligor  is adjudicated  insolvent  or  bankrupt;  or any  order of  relief  or other  order approving  any  such  case or  proceeding  is  entered;  or the  Obligor  or any subsidiary of the Obligor suffers any  appointment of any custodian,  private or court  appointed  receiver  or the  like for it or any  substantial  part of its property which continues undischarged or unstayed for a period of sixty one (61)
days; or the Obligor or any subsidiary of the Obligor makes a general assignment for the benefit of  creditors;  or the Obligor or any  subsidiary of the Obligor shall fail to pay,  or shall  state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Obligor or any subsidiary of the Obligor shall call a meeting of its creditors  with a view to arranging a composition,  adjustment or  restructuring  of its debts;  or the Obligor or any subsidiary of the Obligor shall by any act or failure to act expressly  indicate its consent to,  approval of or  acquiescence  in any of the  foregoing;  or any corporate  or other  action is taken by the  Obligor  or any  subsidiary  of the
Obligor for the purpose of effecting any of the foregoing;

                        (iv) The Obligor or any  subsidiary of the Obligor shall
default in any of its obligations  under any other Debenture,  including but not limited to the Amended and Restated  Secured  Debenture issued by the Obligor to
Cornell  Capital  Partners,  LP of even date herewith,  or any mortgage,  credit agreement or other facility,  indenture agreement,  factoring agreement or other instrument under which there may be issued,  or by which there may be secured or evidenced any  indebtedness  for borrowed money or money due under any long term leasing or factoring arrangement of the Obligor or any subsidiary of the Obligor in an amount exceeding  $100,000,  whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would  otherwise become due and payable;

                        (v) The  Common  Stock  shall  cease  to be  quoted  for
trading or listed for trading on the Nasdaq OTC Bulletin Board  ("OTC"),  Nasdaq
SmallCap Market, New York Stock Exchange,  American Stock Exchange or the Nasdaq
National  Market (each, a "SUBSEQUENT  MARKET") and shall not again be quoted or listed for trading thereon within five (5) Trading Days of such delisting;

                        (vi) The Obligor or any  subsidiary of the Obligor shall
be a party to any Change of Control Transaction (as defined in SECTION 4);

                        (vii)  The  Obligor  shall  fail to file the  Underlying
Shares Registration  Statement (as defined in SECTION 4) with the Commission (as defined in SECTION 4), or the Underlying Shares Registration Statement shall not have been  declared  effective by the  Commission,  in each case within the time periods set forth in the Investor  Registration  Rights Agreement dated December
28, 2004, as amended on April 26, 2005, between the Obligor and the Holder;

                        (viii) If the  effectiveness  of the  Underlying  Shares
Registration  Statement  lapses  for  any  reason  or the  Holder  shall  not be permitted to resell the shares of Common Stock  underlying  this Debenture under the Underlying Shares Registration Statement, in either case, for more than five
(5)  consecutive  Trading Days or an aggregate of eight Trading Days (which need not be consecutive Trading Days);

                        (ix) The  Obligor  shall  fail for any reason to deliver
Common Stock certificates to a Holder prior to the fifth (5th) Trading Day after a Conversion  Date or the Obligor shall provide notice to the Holder,  including by way of public announcement,  at any time, of its intention not to comply with requests for conversions of this Debenture in accordance with the terms hereof;

                        (x) The Obligor shall fail for any reason to deliver the
payment in cash pursuant to a Buy-In (as defined  herein)  within three (3) days after notice is claimed delivered hereunder;

                        (xi) A material  breach of the Guaranty  Agreement  with
Homes for America Holdings, Inc. dated December 28, 2004,

                        (xii) A material  breach of the  mortgages  given to the
Holder for the Fort Myers,  Florida and Mesquite,  Texas properties or any other mortgage given by the Obligor to the Holder before or after the date hereof

                        (xiii)  A  material   breach  by  the   Obligor  of  its
obligations under the Securities Purchase Agreement,  the Escrow Agreement,  the
Security Agreement,  the Investor  Registration Rights Agreement,  as amended on
April 26, 2005, or any other agreement entered into on December 28, 2004 between the  Obligor and the Holder  which is not cured by the  Obligor  within ten (10)
days after receipt of written notice thereof,

             (b)  During  the  time  that  any  portion  of  this  Debenture  is outstanding,  if any Event of Default has occurred, the full principal amount of this  Debenture,  together  with  interest  and other  amounts  owing in respect thereof,  to the date of  acceleration  shall become at the  Holder's  election, immediately due and payable in cash,  PROVIDED  HOWEVER,  the Holder may request
(but shall have no  obligation  to  request)  payment of such  amounts in Common
Stock of the Obligor.  If an Event of Default  occurs and remains  uncured,  the
Conversion  Price shall be reduced to ninety  percent  (90%) of the  Conversion
Price defined herein.  In addition to any other remedies,  the Holder shall have the right (but not the  obligation)  to convert this Debenture at any time after
(x) an Event of Default or (y) the Maturity  Date at the  Conversion  Price then in-effect.  The  Holder  need not  provide  and the  Obligor  hereby  waives any presentment,  demand,  protest or other  notice of any kind,  and the Holder may immediately  and without  expiration of any grace period  enforce any and all of its rights and remedies  hereunder and all other remedies  available to it under applicable law. Such  declaration may be rescinded and annulled by Holder at any time prior to payment  hereunder.  No such  rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.  Upon an
Event of Default,  notwithstanding  any other provision of this Debenture or any
Transaction  Document,  the Holder  shall have no  obligation  to comply with or adhere to any  limitations,  if any, on the  conversion of this Debenture or the sale of the Underlying Shares.

            SECTION 3.  CONVERSION.

            (a) (i) CONVERSION AT OPTION OF HOLDER.

                (A) This Debenture  shall be  convertible  into shares of Common
Stock at the option of the Holder, in whole or in part at any time and from time to time, after the Original Issue Date (as defined in Section 4) (subject to the limitations on conversion set forth in SECTION 3(A)(II)  hereof).  The number of shares of Common Stock  issuable upon a conversion  hereunder  equals the sum of
(i) the  quotient  obtained  by  dividing  (x) the  outstanding  amount  of this
Debenture  to be converted  by (y) the  Conversion  Price (as defined in SECTION
3(C)(I)).  The Obligor shall  deliver  Common Stock  certificates  to the Holder prior to the Fifth (5th) Trading Day after a Conversion Date.

                (B)  Notwithstanding  anything to the contrary contained herein, if on any Conversion  Date: (1) the number of shares of Common Stock at the time authorized, unissued and unreserved for all purposes, or held as treasury stock,

is  insufficient  to pay  principal  and interest  hereunder in shares of Common
Stock; (2) the Common Stock is not listed or quoted for trading on the OTC or on a  Subsequent  Market;  (3)  the  Obligor  has  failed  to  timely  satisfy  its conversion; or (4) the issuance of such shares of Common Stock would result in a violation of SECTION 3(A)(II),  then, at the option of the Holder,  the Obligor, in lieu of  delivering  shares of Common Stock  pursuant to SECTION  3(A)(I)(A), shall deliver, within three (3) Trading Days of each applicable Conversion Date, an amount in cash equal to the product of the outstanding principal amount to be converted  plus any interest  due therein  divided by the  Conversion  Price and multiplied by the highest closing price of the stock from date of the conversion notice till the date that such cash payment is made.

            Further,  if the Obligor  shall not have  delivered  any cash due in respect of conversion of this Debenture or as payment of interest thereon by the fifth (5th) Trading Day after the Conversion  Date, the Holder may, by notice to the Obligor,  require the Obligor to issue  shares of Common  Stock  pursuant to
SECTION  3(C),  except that for such  purpose the  Conversion  Price  applicable thereto shall be the lesser of the Conversion  Price on the Conversion  Date and the Conversion Price on the date of such Holder demand.  Any such shares will be subject to the provisions of this Section.

                (C) The Holder shall effect  conversions  by  delivering  to the
Obligor  a  completed  notice  in the  form  attached  hereto  as  Exhibit  A (a
"CONVERSION NOTICE").  The date on which a Conversion Notice is delivered is the
"CONVERSION  DATE." Unless the Holder is converting the entire  principal amount outstanding  under this  Debenture,  the Holder is not  required  to  physically surrender  this  Debenture  to the  Obligor  in  order  to  effect  conversions.
Conversions  hereunder  shall  have  the  effect  of  lowering  the  outstanding principal  amount of this Debenture plus all accrued and unpaid interest thereon in an amount  equal to the  applicable  conversion.  The Holder and the  Obligor shall maintain  records showing the principal  amount  converted and the date of such conversions. In the event of any dispute or discrepancy, the records of the
Holder shall be controlling and determinative in the absence of manifest error.

               (ii) CERTAIN CONVERSION RESTRICTIONS.

                    (A) A Holder  may not  convert  this  Debenture  or  receive shares of Common  Stock as  payment of  interest  hereunder  to the extent  such conversion  or receipt of such  interest  payment  would  result in the  Holder, together  with any  affiliate  thereof,  beneficially  owning (as  determined in accordance  with Section  13(d) of the  Exchange  Act and the rules  promulgated thereunder)  in  excess of 4.9% of the then  issued  and  outstanding  shares of
Common  Stock,  including  shares  issuable upon  conversion  of, and payment of interest  on, this  Debenture  held by such  Holder  after  application  of this
Section.  Since the Holder  will not be  obligated  to report to the Obligor the number  of  shares  of  Common  Stock it may  hold at the  time of a  conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 4.9% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate  thereof,  the Holder shall have the authority and obligation to determine  whether the  restriction  contained  in this  Section  will limit any particular  conversion  hereunder  and to the extent that the Holder  determines that the limitation  contained in this Section  applies,  the  determination  of which portion of the principal amount of this Debenture is convertible  shall be the  responsibility  and obligation of the Holder. If the Holder has delivered a

Conversion Notice for a principal amount of this Debenture that,  without regard to any other  shares that the Holder or its  affiliates  may  beneficially  own, would result in the issuance in excess of the permitted  amount  hereunder,  the
Obligor shall notify the Holder of this fact and shall honor the  conversion for the maximum  principal  amount permitted to be converted on such Conversion Date in  accordance  with the periods  described  in SECTION  3(A)(I)(A)  and, at the option of the Holder, either retain any principal amount tendered for conversion in excess of the permitted  amount  hereunder for future  conversions  or return such excess principal  amount to the Holder.  The provisions of this Section may be waived by a Holder (but only as to itself and not to any other  Holder)  upon not less  than 65 days  prior  notice to the  Obligor.  Other  Holders  shall be unaffected by any such waiver.

            (b) (i) Nothing herein shall limit a Holder's right to pursue actual damages  or declare  an Event of  Default  pursuant  to SECTION 2 herein for the
Obligor 's failure to deliver  certificates  representing shares of Common Stock upon conversion  within the period  specified  herein and such Holder shall have the right to pursue all remedies  available to it at law or in equity including, without limitation,  a decree of specific  performance and/or injunctive relief, in each case  without  the need to post a bond or provide  other  security.  The exercise  of any such  rights  shall not  prohibit  the Holder  from  seeking to enforce damages pursuant to any other Section hereof or under applicable law.

                        (ii) In addition to any other  rights  available  to the
Holder,  if the  Obligor  fails to  deliver to the Holder  such  certificate  or certificates  pursuant to SECTION  3(A)(I)(A) by the fifth Trading Day after the
Conversion  Date, and if after such fifth (5th) Trading Day the Holder purchases
(in an open  market  transaction  or  otherwise)  Common  Stock  to  deliver  in satisfaction of a sale by such Holder of the Underlying  Shares which the Holder anticipated receiving upon such conversion (a "BUY-IN"),  then the Obligor shall
(A) pay in cash to the Holder  (in  addition  to any  remedies  available  to or elected by the Holder) the amount by which (x) the Holder's total purchase price
(including  brokerage  commissions,  if any) for the Common  Stock so  purchased exceeds (y) the product of (1) the  aggregate  number of shares of Common  Stock that such Holder  anticipated  receiving from the conversion at issue multiplied by (2) the market  price of the Common Stock at the time of the sale giving rise to such purchase obligation and (B) at the option of the Holder,  either reissue a  Debenture  in the  principal  amount  equal to the  principal  amount  of the attempted  conversion  or  deliver  to the Holder the number of shares of Common
Stock that  would have been  issued had the  Obligor  timely  complied  with its delivery  requirements  under  SECTION  3(A)(I)(A).  For example,  if the Holder purchases  Common  Stock  having a total  purchase  price of  $11,000 to cover a
Buy-In with respect to an attempted  conversion  of  Debentures  with respect to which the market price of the Underlying  Shares on the date of conversion was a total of $10,000 under clause (A) of the  immediately  preceding  sentence,  the
Obligor shall be required to pay the Holder $1,000. The Holder shall provide the
Obligor  written notice  indicating the amounts payable to the Holder in respect of the Buy-In.

            (c) (i) The conversion price (the  "CONVERSION  PRICE") in effect on any Conversion Date shall be equal to one hundred percent (100%) of the average closing bid price of the Common Stock,  as quoted by Bloomberg,  LP for the five
(5) trading  days  immediately  preceding  the filing of the  Underlying  Shares
Registration  Statement,  which conversion price may be adjusted pursuant to the other terms of this Debenture.

                        (ii) If the Obligor, at any time while this Debenture is
outstanding,  shall (a) pay a stock dividend or otherwise make a distribution or distributions  on  shares  of its  Common  Stock or any  other  equity or equity
equivalent   securities  payable  in  shares  of  Common  Stock,  (b)  subdivide outstanding  shares of Common Stock into a larger number of shares,  (c) combine
(including  by way of reverse  stock split)  outstanding  shares of Common Stock into a smaller number of shares, or (d) issue by  reclassification  of shares of the Common Stock any shares of capital stock of the Obligor, then the Conversion
Price  shall be  multiplied  by a fraction of which the  numerator  shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator  shall be the number of shares of
Common Stock  outstanding after such event. Any adjustment made pursuant to this
Section  shall  become  effective  immediately  after  the  record  date for the determination of stockholders  entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

                        (iii) If the Obligor,  at any time while this  Debenture
is outstanding, shall issue rights, options or warrants to all holders of Common
Stock (and not to the Holder) entitling them to subscribe for or purchase shares of  Common  Stock at a price per share  less than the  Closing  Bid Price at the record date mentioned below,  then the Conversion Price shall be multiplied by a fraction,  of which the denominator  shall be the number of shares of the Common
Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants  (plus the number of  additional  shares of Common Stock offered for  subscription or purchase),  and of which the numerator shall be the number  of  shares of the  Common  Stock  (excluding  treasury  shares,  if any)
outstanding on the date of issuance of such rights or warrants,  plus the number of shares which the  aggregate  offering  price of the total number of shares so offered would purchase at such Closing Bid Price.  Such adjustment shall be made whenever  such  rights  or  warrants  are  issued,  and shall  become  effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants. However, upon the expiration of any such  right,  option or  warrant  to  purchase  shares of the  Common  Stock the issuance of which resulted in an adjustment in the Conversion  Price pursuant to this  Section,  if any such right,  option or warrant shall expire and shall not have been exercised, the Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price  which it would have been (but  reflecting  any other  adjustments  in the
Conversion  Price made  pursuant to the  provisions  of this  Section  after the issuance of such rights or warrants) had the adjustment of the Conversion  Price made upon the  issuance of such  rights,  options or  warrants  been made on the basis of offering for subscription or purchase only that number of shares of the
Common Stock  actually  purchased  upon the exercise of such rights,  options or warrants actually exercised.

                        (iv)  If the  Obligor  or  any  subsidiary  thereof,  as
applicable,  with respect to Common Stock Equivalents (as defined below), at any time while this Debenture is outstanding,  shall issue shares of Common Stock or rights, warrants,  options or other securities or debt that are convertible into or  exchangeable  for  shares  of  Common  Stock  ("COMMON  STOCK  EQUIVALENTS")
entitling  any Person to acquire  shares of Common  Stock,  at a price per share less than the  Conversion  Price (if the  holder of the  Common  Stock or Common
Stock  Equivalent so issued shall at any time,  whether by operation of purchase price adjustments, reset provisions,  floating conversion,  exercise or exchange prices or  otherwise,  or due to warrants,  options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common

Stock at a price  per  share  which  is less  than the  Conversion  Price,  such issuance shall be deemed to have occurred for less than the  Conversion  Price), then, at the sole option of the Holder,  the Conversion  Price shall be adjusted to mirror the  conversion,  exchange or purchase  price for such Common Stock or
Common Stock Equivalents (including any reset provisions thereof) at issue. Such adjustment shall be made whenever such Common Stock or Common Stock  Equivalents are issued.  The Obligor  shall notify the Holder in writing,  no later than one
(1)  business  day  following  the  issuance of any Common Stock or Common Stock
Equivalent subject to this Section,  indicating therein the applicable  issuance price, or of applicable reset price, exchange price,  conversion price and other pricing  terms.  No  adjustment  under this Section shall be made as a result of issuances and exercises of options to purchase shares of Common Stock issued for compensatory  purposes  pursuant to any of the  Obligor's  stock option or stock purchase plans.

                        (v) If the Obligor,  at any time while this Debenture is
outstanding,  shall  distribute  to all holders of Common  Stock (and not to the
Holder)  evidences  of its  indebtedness  or assets or  rights  or  warrants  to subscribe  for or purchase any security,  then in each such case the  Conversion
Price  at  which  this  Debenture  shall  thereafter  be  convertible  shall  be determined by multiplying the Conversion  Price in effect  immediately  prior to the record date fixed for determination of stockholders entitled to receive such distribution  by a fraction  of which the  denominator  shall be the Closing Bid
Price  determined  as of the  record  date  mentioned  above,  and of which  the numerator shall be such Closing Bid Price on such record date less the then fair market  value at such  record  date of the portion of such assets or evidence of indebtedness so distributed  applicable to one  outstanding  share of the Common
Stock as determined by the Board of Directors in good faith.  In either case the adjustments  shall be  described  in a  statement  provided to the Holder of the
portion  of  assets  or  evidences  of   indebtedness  so  distributed  or  such
subscription  rights  applicable to one share of Common Stock.  Such  adjustment shall be made whenever any such  distribution is made and shall become effective immediately after the record date mentioned above.

                        (vi) In case of any reclassification of the Common Stock
or any compulsory share exchange pursuant to which the Common Stock is converted into  other  securities,  cash or  property,  the  Holder  shall  have the right thereafter to, at its option, (A) convert the then outstanding principal amount, together  with all accrued but unpaid  interest and any other amounts then owing hereunder  in  respect  of this  Debenture  into the  shares  of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Common Stock  following such  reclassification  or share  exchange,  and the
Holder of this  Debenture  shall be  entitled  upon such event to  receive  such amount of securities,  cash or property as the shares of the Common Stock of the
Obligor into which the then  outstanding  principal  amount,  together  with all accrued  but unpaid  interest  and any other  amounts  then owing  hereunder  in respect of this Debenture  could have been converted  immediately  prior to such reclassification or share exchange would have been entitled,  or (B) require the
Obligor to prepay the outstanding  principal amount of this Debenture,  plus all interest and other amounts due and payable thereon.  The entire prepayment price shall  be paid in cash.  This  provision  shall  similarly  apply to  successive reclassifications or share exchanges.

                        (vii) The Obligor shall  maintain a share reserve of not
less than 500% of the shares of Common Stock  issuable  upon  conversion of this
Debenture;  and within  three (3)  Business  Days  following  the receipt by the

Obligor of a Holder's  notice that such minimum  number of Underlying  Shares is not so reserved,  the Obligor  shall  promptly  reserve a  sufficient  number of shares of Common Stock to comply with such requirement.

                        (viii) All  calculations  under this  SECTION 3 shall be
rounded up to the nearest $0.001 of a share.

                        (ix)  Whenever the  Conversion  is adjusted  pursuant to
SECTION 3 hereof, the Obligor shall promptly mail to the Holder a notice setting forth the  Conversion  Price after such  adjustment  and  setting  forth a brief statement of the facts requiring such adjustment.

                        (x) If (A) the Obligor  shall declare a dividend (or any
other distribution) on the Common Stock; (B) the Obligor shall declare a special nonrecurring  cash  dividend on or a  redemption  of the Common  Stock;  (C) the
Obligor  shall  authorize the granting to all holders of the Common Stock rights or warrants to  subscribe  for or  purchase  any shares of capital  stock of any class or of any  rights;  (D) the  approval of any  stockholders  of the Obligor shall be required in connection with any  reclassification  of the Common Stock, any  consolidation  or  merger  to which  the  Obligor  is a party,  any sale or transfer  of all or  substantially  all of the  assets  of the  Obligor,  of any compulsory  share  exchange  whereby the Common  Stock is  converted  into other securities,  cash or property;  or (E) the Obligor shall authorize the voluntary or  involuntary  dissolution,  liquidation  or winding up of the  affairs of the
Obligor;  then, in each case, the Obligor shall cause to be filed at each office or agency maintained for the purpose of conversion of this Debenture,  and shall cause to be mailed to the Holder at its last address as it shall appear upon the stock books of the  Obligor,  at least  twenty (20)  calendar  days prior to the applicable record or effective date hereinafter  specified, a notice stating (x)
the date on which a record  is to be taken  for the  purpose  of such  dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to
such  dividend,  distributions,   redemption,  rights  or  warrants  are  to  be
determined  or (y)  the  date on  which  such  reclassification,  consolidation, merger,  sale,  transfer or share  exchange is expected to become  effective  or close,  and the date as of which it is expected that holders of the Common Stock of record  shall be entitled to exchange  their  shares of the Common  Stock for securities,  cash or other  property  deliverable  upon  such  reclassification, consolidation,  merger,  sale,  transfer or share exchange,  provided,  that the failure to mail such  notice or any defect  therein  or in the  mailing  thereof shall not affect the validity of the corporate  action  required to be specified in such  notice.  The Holder is entitled to convert  this  Debenture  during the
20-day calendar period  commencing the date of such notice to the effective date of the event triggering such notice.

                        (xi) In case of any (1) merger or  consolidation  of the
Obligor or any  subsidiary  of the Obligor with or into another  Person,  or (2)
sale by the Obligor or any  subsidiary  of the Obligor of more than  one-half of the assets of the Obligor in one or a series of related  transactions,  a Holder shall have the right to (A) exercise any rights under SECTION 2(B),  (B) convert the aggregate amount of this Debenture then outstanding into the shares of stock and other securities,  cash and property receivable upon or deemed to be held by holders of Common Stock following such merger,  consolidation  or sale, and such
Holder shall be entitled upon such event or series of related  events to receive such amount of securities, cash and property as the shares of Common Stock into

                                       10

which  such  aggregate  principal  amount  of this  Debenture  could  have  been converted  immediately  prior to such merger,  consolidation or sales would have been  entitled,  or (C) in the case of a merger or  consolidation,  require  the surviving entity to issue to the Holder a convertible Debenture with a principal amount equal to the aggregate  principal  amount of this  Debenture then held by such  Holder,  plus all  accrued and unpaid  interest  and other  amounts  owing thereon,  which  such  newly  issued  convertible  Debenture  shall  have  terms identical (including with respect to conversion) to the terms of this Debenture, and shall be entitled to all of the rights and  privileges of the Holder of this
Debenture set forth herein and the agreements  pursuant to which this Debentures were issued.  In the case of clause (C), the conversion price applicable for the newly issued shares of convertible  preferred  stock or  convertible  Debentures shall be based upon the amount of securities,  cash and property that each share of Common Stock would receive in such  transaction  and the Conversion  Price in effect  immediately  prior  to  the  effectiveness  or  closing  date  for  such transaction.  The terms of any such merger,  sale or consolidation shall include such  terms so as to  continue  to give the  Holder  the  right to  receive  the securities,  cash and property set forth in this Section upon any  conversion or redemption  following  such  event.  This  provision  shall  similarly  apply to successive such events.

            (d) The Obligor covenants that it will at all times reserve and keep available out of its authorized  and unissued  shares of Common Stock solely for the  purpose of  issuance  upon  conversion  of this  Debenture  and  payment of interest on this Debenture, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, not less than such number of shares of the Common Stock as shall (subject to any additional  requirements  of the  Obligor as to  reservation  of such shares set forth in this  Debenture) be issuable  (taking into account the  adjustments and restrictions  of SECTIONS 2(B) AND 3(C)) upon the conversion of the  outstanding principal  amount of this  Debenture  and  payment of  interest  hereunder.  The
Obligor  covenants  that all shares of Common  Stock  that shall be so  issuable shall,  upon  issue,  be duly and  validly  authorized,  issued and fully  paid, nonassessable  and, if the  Underlying  Shares  Registration  Statement has been declared  effective  under the  Securities  Act,  registered  for public sale in accordance with such Underlying Shares Registration Statement.

            (e) Upon a conversion hereunder the Obligor shall not be required to issue stock certificates  representing  fractions of shares of the Common Stock, but may if  otherwise  permitted,  make a cash  payment  in respect of any final fraction of a share based on the Closing Bid Price at such time.  If the Obligor elects  not,  or is unable,  to make such a cash  payment,  the Holder  shall be entitled to receive,  in lieu of the final fraction of a share,  one whole share of Common Stock.

            (f) The issuance of  certificates  for shares of the Common Stock on conversion of this Debenture  shall be made without charge to the Holder thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such  certificate,  provided  that the Obligor shall not be required to pay any tax that may be payable in respect of any transfer  involved in the issuance and delivery of any such  certificate  upon conversion in a name other than that of the Holder of such  Debenture  so  converted  and the Obligor shall not be required to issue or deliver such certificates  unless or until the person or persons requesting the issuance thereof shall have paid to the Obligor the  amount of such tax or shall have  established  to the  satisfaction  of the
Obligor that such tax has been paid.

                                       11

            (g) Any notices,  consents, waivers or other communications required or  permitted  to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii)
upon receipt,  when sent by facsimile (provided  confirmation of transmission is mechanically or electronically generated and kept on file by the sending party);
or  (iii)  one (1)  trading  day  after  deposit  with a  nationally  recognized overnight  delivery  service,  in each case  properly  addressed to the party to receive the same.  The addresses and facsimile  numbers for such  communications shall be:

If to the Obligor, to:           Enclaves Group, Inc.
                                 One Odell Plaza
                                 Yonkers, New York 10701
                                 Attention:  Daniel G. Hayes
                                 Telephone:  (914) 964-3000
                                 Facsimile:  (914) 964-7034

With a copy to:                  Olshan Grundman Frome Rosenzweig & Wolosky LLP
                                 Park Avenue Tower
                                 65 East 55th Street
                                 New York, NY 10022
                                 Attention:  Robert H. Friedman, Esq.
                                 Telephone:  (212) 451-2220
                                 Facsimile:  (212) 451-2222

If to the Holder:                Montgomery Equity Partners, Ltd.
                                 101 Hudson Street, Suite 3700
                                 Jersey City, NJ  07303
                                 Attention:  Mark Angelo
                                 Telephone: (201) 985-8300

With a copy to:                  Troy Rillo, Esq.
                                 101 Hudson Street - Suite 3700
                                 Jersey City, NJ 07302
                                 Telephone: (201) 985-8300
                                 Facsimile: (201) 985-8266

or at such other address and/or facsimile number and/or to the attention of such other person as the  recipient  party has  specified by written  notice given to each other  party three (3)  business  days prior to the  effectiveness  of such change.  Written  confirmation  of receipt  (i) given by the  recipient  of such
notice,   consent,   waiver  or  other   communication,   (ii)  mechanically  or
electronically  generated by the sender's facsimile machine containing the time, date,  recipient  facsimile  number  and an  image  of the  first  page  of such transmission  or (iii) provided by a nationally  recognized  overnight  delivery service, shall be rebuttable evidence of personal service,  receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

                                       12

            SECTION 4. DEFINITIONS. For the purposes hereof, the following terms shall have the following meanings:

            "BUSINESS  DAY"  means any day except  Saturday,  Sunday and any day which shall be a federal  legal  holiday in the United  States or a day on which banking  institutions  are  authorized  or required  by law or other  government action to close.

            "CHANGE  OF  CONTROL  TRANSACTION"  means the  occurrence  of (a) an acquisition  after the date hereof by an  individual  or legal entity or "group"
(as  described  in Rule  13d-5(b)(1)  promulgated  under  the  Exchange  Act) of effective  control  (whether  through legal or  beneficial  ownership of capital stock of the Obligor,  by contract or  otherwise)  of in excess of fifty percent
(50%) of the voting  securities of the Obligor  (except that the  acquisition of voting  securities  by the  Holder  shall not  constitute  a Change  of  Control
Transaction for purposes hereof),  (b) a replacement at one time or over time of more than one-half of the members of the board of directors of the Obligor which is not approved by a majority of those  individuals who are members of the board of  directors  on the date  hereof (or by those  individuals  who are serving as members of the board of directors on any date whose  nomination  to the board of directors  was  approved by a majority of the members of the board of  directors who are members on the date hereof),  (c) the merger,  consolidation  or sale of fifty  percent  (50%) or more of the assets of the Obligor or any  subsidiary of the  Obligor in one or a series of  related  transactions  with or into  another entity, or (d) the execution by the Obligor of an agreement to which the Obligor is a party or by which it is bound,  providing  for any of the  events set forth above in (a), (b) or (c).

            "COMMISSION" means the Securities and Exchange Commission.

            "COMMON  STOCK" means the common  stock,  par value  $0.001,  of the
Obligor  and stock of any other class into which such  shares may  hereafter  be changed or reclassified.

            "EXCHANGE  ACT"  means  the  Securities  Exchange  Act of  1934,  as amended.

            "FUNDING  EVENT"  means any  transaction  or series of  transactions closed after the Original Issue Date in which the Obligor raises  $10,000,000 or more through the sale of their equity  securities or securities  exercisable  or convertible into equity securities.

            "ORIGINAL  ISSUE DATE" shall mean the date of the first  issuance of this  Debenture  regardless  of the number of transfers  and  regardless  of the number of instruments, which may be issued to evidence such Debenture.

            "CLOSING BID PRICE"  means the price per share in the last  reported trade of the Common Stock on the OTC or on the  exchange  which the Common Stock is then listed as quoted by Bloomberg, LP.

            "PERSON"  means  a  corporation,   an  association,  a  partnership,
organization,  a business, an individual,  a government or political subdivision thereof or a governmental agency.

             "SECURITIES ACT" means the Securities Act of 1933, as amended,  and the rules and regulations promulgated thereunder.

                                       13

            "TRADING  DAY" means a day on which the  shares of Common  Stock are quoted on the OTC or quoted  or  traded on such  Subsequent  Market on which the shares of Common  Stock are then quoted or listed;  provided,  that in the event that the shares of Common Stock are not listed or quoted, then Trading Day shall mean a Business Day.

            "TRANSACTION  DOCUMENTS" means the Securities  Purchase Agreement or any  other  agreement  delivered  in  connection  with the  Securities  Purchase
Agreement,  including,  without limitation,  the Security Agreement,  the Escrow
Agreement, the Guaranty Agreement by and among Homes For America Holdings, Inc.,
Cornell  Capital  Partners,  LP and  Montgomery  Equity  Partners,  Ltd. and the
Investor  Registration  Rights  Agreement,  all dated  December 28, 2004 and the mortgages  given to the Holder for the North Fort Myers,  Florida and  Mesquite,
Texas  properties as more fully described in the Securities  Purchase  Agreement dated  December  28, 2004 and the  mortgage of even date  herewith  given to the
Holder for the Fort Worth, Texas property.

            "UNDERLYING  SHARES" means the shares of Common Stock  issuable upon conversion of this  Debenture or as payment of interest in  accordance  with the terms hereof.

            "UNDERLYING  SHARES  REGISTRATION  STATEMENT"  means a  registration statement  meeting  the  requirements  set  forth  in  the  Registration  Rights
Agreement,  covering among other things the resale of the Underlying  Shares and naming the Holder as a "selling stockholder" thereunder.

            SECTION 5. Except as expressly provided herein, no provision of this
Debenture  shall  alter or impair  the  obligations  of the  Obligor,  which are absolute and unconditional,  to pay the principal of, interest and other charges
(if any) on, this  Debenture at the time,  place,  and rate,  and in the coin or currency,  herein  prescribed.  This  Debenture  is a direct  obligation  of the
Obligor.  This  Debenture  ranks  pari passu  with all other  Debentures  now or hereafter issued under the terms set forth herein.  As long as this Debenture is outstanding,  the Obligor shall not and shall cause their  subsidiaries  not to, without the consent of the Holder,  (i) amend its certificate of  incorporation, bylaws or other  charter  documents so as to adversely  affect any rights of the
Holder;  (ii)  repay,  repurchase  or offer to repay,  repurchase  or  otherwise acquire shares of its Common Stock or other equity  securities  other than as to the Underlying  Shares to the extent permitted or required under the Transaction
Documents;  or  (iii)  enter  into  any  agreement  with  respect  to any of the foregoing.

            SECTION 6. This Debenture shall not entitle the Holder to any of the rights of a stockholder of the Obligor,  including without limitation, the right to vote, to receive dividends and other distributions,  or to receive any notice of, or to attend,  meetings  of  stockholders  or any other  proceedings  of the
Obligor,  unless  and to the extent  converted  into  shares of Common  Stock in accordance with the terms hereof.

            SECTION  7.  If  this  Debenture  is  mutilated,   lost,  stolen  or
destroyed,  the Obligor shall execute and deliver,  in exchange and substitution for  and  upon  cancellation  of the  mutilated  Debenture,  or in lieu of or in substitution for a lost, stolen or destroyed Debenture,  a new Debenture for the principal amount of this Debenture so mutilated,  lost,  stolen or destroyed but only upon  receipt  of  evidence  of such  loss,  theft or  destruction  of such
Debenture,  and of the  ownership  hereof,  and  indemnity,  if  requested,  all reasonably satisfactory to the Obligor.

                                       14

            SECTION  8.  No  indebtedness  of the  Obligor  is  senior  to  this
Debenture in right of payment, whether with respect to interest, damages or upon liquidation  or  dissolution  or otherwise.  Without the Holder's  consent,  the
Obligor will not and will not permit any of their  subsidiaries  to, directly or
indirectly,   enter  into,  create,   incur,  assume  or  suffer  to  exist  any
indebtedness  of any kind,  on or with  respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits there from that is senior in any respect to the obligations of the Obligor under this Debenture.

            SECTION 9. This  Debenture  shall be  governed by and  construed  in accordance  with the laws of the State of New Jersey,  without  giving effect to conflicts of laws thereof.  Each of the parties  consents to the jurisdiction of the Superior  Courts of the State of New Jersey  sitting in Hudson  County,  New
Jersey and the U.S.  District  Court for the  District of New Jersey  sitting in
Newark,  New Jersey in connection  with any dispute arising under this Debenture and hereby  waives,  to the maximum  extent  permitted  by law,  any  objection, including  any  objection  based on FORUM NON  CONVENIENS to the bringing of any such proceeding in such jurisdictions.

            SECTION 10. If the Obligor  fails to strictly  comply with the terms of this Debenture,  then the Obligor shall reimburse the Holder promptly for all fees, costs and expenses,  including,  without  limitation,  attorneys' fees and expenses incurred by the Holder in any action in connection with this Debenture, including, without limitation, those incurred: (i) during any workout, attempted workout,  and/or in  connection  with the  rendering  of legal  advice as to the
Holder's rights, remedies and obligations, (ii) collecting any sums which become due  to the  Holder,  (iii)  defending  or  prosecuting  any  proceeding  or any counterclaim to any proceeding or appeal;  or (iv) the protection,  preservation or enforcement of any rights or remedies of the Holder.

            SECTION 11. Any waiver by the Holder of a breach of any provision of this Debenture  shall not operate as or be construed to be a waiver of any other breach  of such  provision  or of any  breach  of any  other  provision  of this
Debenture. The failure of the Holder to insist upon strict adherence to any term of this Debenture on one or more  occasions  shall not be considered a waiver or deprive that party of the right  thereafter  to insist upon strict  adherence to that term or any other term of this Debenture. Any waiver must be in writing.

            SECTION 12. If any provision of this  Debenture is invalid,  illegal or unenforceable,  the balance of this Debenture shall remain in effect,  and if
any  provision  is  inapplicable  to  any  person  or  circumstance,   it  shall
nevertheless  remain  applicable to all other persons and  circumstances.  If it shall be found that any interest or other amount  deemed  interest due hereunder shall violate  applicable laws governing  usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest.  The Obligor  covenants  (to the extent that it may lawfully do so)
that it shall not at any time insist upon,  plead,  or in any manner  whatsoever claim or take the benefit or advantage  of, any stay,  extension or usury law or other law which would  prohibit  or forgive  the Obligor  from paying all or any portion of the  principal  of or  interest  on this  Debenture  as  contemplated herein,  wherever  enacted,  now or at any time hereafter in force, or which may affect the covenants or the performance of this  indenture,  and the Obligor (to the extent it may  lawfully  do so) hereby  expressly  waives  all  benefits  or advantage of any such law, and covenants that it will not, by resort to any such law,  hinder,  delay or impeded the execution of any power herein granted to the

                                       15

Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

            SECTION 13. Whenever any payment or other obligation hereunder shall be due on a day other than a Business  Day,  such  payment  shall be made on the next succeeding Business Day.

            SECTION  14.  THE  PARTIES   HEREBY   KNOWINGLY,   VOLUNTARILY   AND
INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT
OF ANY  LITIGATION  BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION  WITH
THIS AGREEMENT OR ANY TRANSACTION  DOCUMENT OR ANY COURSE OF CONDUCT,  COURSE OF
DEALING,  STATEMENTS  (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY.  THIS
PROVISION  IS  A  MATERIAL  INDUCEMENT  FOR  THE  PARTIES'  ACCEPTANCE  OF  THIS
AGREEMENT.

            IN WITNESS WHEREOF,  the Obligor has caused this Secured Convertible
Debenture to be duly  executed by a duly  authorized  officer as of the date set forth above.

                                      ENCLAVES GROUP, INC.

                                      By: /s/ Daniel G. Hayes
                                         --------------------------------------
                                         Name:   Daniel G. Hayes
                                         Title:  President and CEO

                                       16

                                   EXHIBIT "A"

                              NOTICE OF CONVERSION

        (TO BE EXECUTED BY THE HOLDER IN ORDER TO CONVERT THE DEBENTURE)

TO:

            The undersigned  hereby  irrevocably  elects to convert $________ of the  principal  amount of the above  Debenture  into  Shares of Common  Stock of
Enclaves Group,  Inc.,  according to the conditions  stated  therein,  as of the
Conversion Date written below.

CONVERSION DATE:                  ______________________________________________

APPLICABLE CONVERSION PRICE:      ______________________________________________

SIGNATURE:                        ______________________________________________

NAME:                             ______________________________________________

ADDRESS:                          ______________________________________________

AMOUNT TO BE CONVERTED:           $_____________________________________________

AMOUNT OF DEBENTURE
UNCONVERTED:                      $_____________________________________________

CONVERSION PRICE PER SHARE:       $_____________________________________________

NUMBER OF SHARES OF COMMON
STOCK TO BE ISSUED:               ______________________________________________

PLEASE ISSUE THE SHARES OF
COMMON STOCK IN THE FOLLOWING
NAME AND TO THE FOLLOWING
ADDRESS:                          ______________________________________________

ISSUE TO:                         ______________________________________________

AUTHORIZED SIGNATURE:             ______________________________________________

NAME:                             ______________________________________________

TITLE:                            ______________________________________________

PHONE NUMBER:                     ______________________________________________

BROKER DTC PARTICIPANT CODE:      ______________________________________________

ACCOUNT NUMBER:                   ______________________________________________